Income taxes	12 Months Ended
Dec. 31, 2025
Income taxes [Abstract]
Income taxes	Income taxes
Accounting policies
Income tax
Income tax in the Consolidated statement of income
comprises current income tax and effects of changes
in deferred tax positions. Income tax is recognised in
the Consolidated statement of income except when it
relates to items recognised in other comprehensive
income (OCI).
Current tax consists of the expected tax payable for
the year and any adjustment to tax payable for
previous years. Uncertain tax positions and potential
tax exposures are analysed individually. The
outcomes of tax disputes are mostly binary in nature,
and in each case the most likely amount for probable
liabilities to be paid (including penalties) or assets to
be received (disputed tax positions for which
payment has already been made) is recognised
within Current tax or Deferred tax as appropriate.
Deferred tax assets and liabilities are recognised for
the future tax consequences attributable to
differences between the carrying amounts of existing
assets and liabilities and their respective tax bases,
and on unused tax losses and credits carried
forward, subject to the initial recognition exemption. A
deferred tax asset is recognised only to the extent
that it is probable that future taxable income will be
available against which the asset can be utilised. For
a deferred tax asset to be recognised based on
future taxable income,
convincing evidence is required, considering the
existence of contracts, production of oil or gas in the
future based on volumes of expected reserves,
observable prices in active markets, expected volatility
of trading profits, expected foreign currency rate
movements and similar facts and circumstances.
When an asset retirement obligation or a lease contract
is initially reflected in the accounts, a deferred tax
liability and a corresponding deferred tax asset are
recognised simultaneously and accounted for in line
with other deferred tax items.
Estimation uncertainty regarding income tax
Equinor incurs significant amounts of income taxes
payable to various jurisdictions and may recognise
significant changes to deferred tax assets and deferred
tax liabilities. There may be uncertainties related to
interpretations of applicable tax laws and regulations
regarding amounts in Equinor’s tax returns, which are
filed in a number of tax regimes. For cases of uncertain
tax treatments, it may take several years to complete
the discussions with relevant tax authorities or to reach
resolutions of the appropriate tax positions through
litigation.
The carrying values of income tax related assets and
liabilities are based on Equinor's interpretations of
applicable laws, regulations and relevant court
decisions. The quality of these estimates, including
the most likely outcomes of uncertain tax treatments,
is dependent upon
proper application of at times very complex sets of
rules, the recognition of changes in applicable rules
and, in the case of deferred tax assets,
management's ability to project future earnings from
activities that may apply loss carry forward positions
against future income taxes. Climate-related matters
and the transition to carbon-neutral energy-
consumption globally have increased the uncertainty
in determining key business assumptions used to
assess the recoverability of deferred tax assets
through sufficient future taxable income before tax
losses expire.

Significant components of income tax expense
	Full year
(in USD million)	2025	2024	2023

Current income tax expense in respect of current year	(19,930)	(20,063)	(24,028)
Prior period adjustments	(105)	76	(121)

Current income tax expense	(20,035)	(19,987)	(24,149)

Origination and reversal of temporary differences	580	(1,931)	(1,529)
Recognition/Derecognition of previously (un)recognised deferred tax assets	(454)	60	(137)
Change in tax regulations	(276)	(34)	4
Prior period adjustments	155	(264)	(169)

Deferred tax income/(expense)	5	(2,169)	(1,831)

Income tax	(20,030)	(22,157)	(25,980)
Changes to tax regimes
UK
The UK introduced the Energy Profits Levy (EPL) in
May 2022 at 25%, increasing to 35% from
January 2023. The levy applies to oil and gas profits
from UK and UK Continental Shelf operations, on top of
existing profit‑based taxes. From January 2023, the
combined tax rate for oil and gas companies was 75%.
Following the UK General Election, the EPL rate
increased to 38% from 1 November 2024 and was
extended to 31 March 2030. The 29% investment
allowance was removed from the same date.
On 26 November 2025 British authorities announced
the Oil and Gas Price Mechanism (OGPM), replacing
the EPL from 2030. The OGPM will apply a 35% tax on
revenues above benchmark prices of $90/bbl for oil and
90p/therm for gas, with annual uplifts from April 2027.
Further details will follow in 2026.

Reconciliation of statutory tax rate to effective tax rate
	Full year
(in USD million)	2025	2024	2023

Income/(loss) before tax	25,088	30,986	37,884

Calculated income tax at statutory rate1)	(5,456)	(7,673)	(8,833)
Calculated Norwegian Petroleum tax2)	(13,942)	(14,611)	(17,226)
Tax effect uplift3)	194	216	160
Tax effect of permanent differences regarding divestments4)	(241)	426	82
Tax effect of permanent differences caused by functional currency different from tax currency	(524)	374	5
Tax effect of other permanent differences	(184)	81	453
Recognition/Derecognition of previously (un)recognised deferred tax assets5)	(454)	60	(137)
Change in unrecognised deferred tax assets	(10)	(132)	(29)
Change in tax regulations	(276)	(34)	4
Prior period adjustments	50	(188)	(290)
Other items including foreign currency effects	813	(677)	(169)

Income tax	(20,030)	(22,157)	(25,980)

Effective tax rate	79.8%	71.5%	68.6%
1)The weighted average of statutory tax rates was 21.7% in 2025, 24.8% in 2024 and 23.3% in 2023. The rates are influenced by earnings composition between tax regimes with lower statutory tax rates and tax regimes with higher statutory tax rates.
2)The Norwegian petroleum income is taxable at a tax rate of 71.8% after deducting a calculated 22% corporate tax.
3)As from 2023 the uplift deduction for investments on NCS has been abolished except for asset investments that fall under the temporary rules enacted under the Covid-19 pandemic. For investments with PUD submitted to the authorities before 31 December 2022 the rules allow a direct deduction of the whole uplift in the year the capital expenditure is incurred. In 2024 the rate was 12.4% and this rate did not change in 2025.
4)Impairment of USD 650 million is included in the amount
5)Equinor performs its assessment on DTA recognition based on sources of income such as the reversal pattern of taxable timing differences and projections of taxable income and recognises the amount of deferred tax assets that is probable to be realised. In 2025 USD 454 million was derecognised mainly related to the UK, compared to a recognition of USD 60 million in 2024 mainly related to updated cash flow forecast for Angola,

Deferred tax assets and liabilities comprise
(in USD million)	Tax losses carried forward	Property, plant and equipment and intangible assets	Asset retirement obligations	Lease liabilities	Pensions	Derivatives	Other	Total

Deferred tax assets	4,283	478	8,338	1,178	575	258	1,511	16,621
Deferred tax liabilities	(4)	(25,574)	—	(2)	(6)	(157)	(349)	(26,092)

Net asset/(liability) at 31 December 2025	4,279	(25,096)	8,338	1,176	569	101	1,162	(9,471)

Deferred tax assets	7,936	520	6,928	1,180	535	406	1,235	18,741
Deferred tax liabilities	—	(23,724)	—	(2)	(5)	(313)	(805)	(24,849)

Net asset/(liability) at 31 December 2024	7,936	(23,204)	6,928	1,178	530	93	430	(6,108)

Changes in net deferred tax liability during the year were as follows:
(in USD million)	2025	2024	2023

Net deferred tax liability at 1 January	6,108	5,485	3,179
Charged/(credited) to the Consolidated statement of income	(5)	2,169	1,831
Charged/(credited) to Other comprehensive income	29	239	(66)
Acquisitions and disposals1)	1,868	(423)	981
Foreign currency translation effects and other effects	1,471	(1,362)	(440)

Net deferred tax liability at 31 December	9,471	6,108	5,485
1) Changes in 2025 are mainly due to the joint venture agreement with Shell in the UK.
Deferred tax assets and liabilities are offset to the extent that the deferred taxes relate to the same fiscal authority, and there is a legally enforceable right to offset current tax assets against current tax liabilities.
After netting deferred tax assets and liabilities by fiscal entity and reclassification to Assets held for sale, deferred taxes are presented on the Consolidated balance sheet as follows:

	At 31 December
(in USD million)	2025	2024

Deferred tax assets	5,053	4,900
Deferred tax liabilities	14,524	12,726
Net deferred tax asset/(liability) classified as held for sale	—	1,717
Deferred tax assets are recognised based on the expectation that sufficient taxable income will be available through reversal of taxable temporary differences or future taxable income. At year-end 2025, the deferred tax assets of
USD 5,053 million were primarily recognised in the US, Norway, Angola, Canada and Brazil. Of this amount, USD 1,833 million was recognised in entities which have suffered a tax loss in either the current or the preceding period. The corresponding amounts for 2024, were USD 6,850 million and USD 3,553 million, respectively. The tax losses will be utilised through reversal of taxable temporary differences and future taxable income, mainly from production of oil and gas. Around 90% of the tax losses carried forward and recognised as deferred tax assets are expected to be fully utilised within 10 years.

Unrecognised deferred tax assets
		At 31 December
	2025		2024
(in USD million)	Basis	Tax	Basis	Tax

Deductible temporary differences	4,889	1,207	2,267	924
Unused tax credits	—	234	—	189
Tax losses carried forward	5,696	1,382	4,456	1,051

Total unrecognised deferred tax assets	10,585	2,823	6,723	2,164
Approximately 93% of the unrecognised carry forward tax losses can be carried forward indefinitely. The majority of the unrecognised tax losses that cannot be carried forward indefinitely expire after 2027. The unrecognised tax credits expire mainly from 2030, while the unrecognised deductible temporary differences do not expire under the current tax legislation.
Deferred tax assets have not been recognised in respect of these items because currently there is insufficient evidence to support that future taxable profits will be available to secure utilisation of the benefits.
At year-end 2025, unrecognised deferred tax assets in Angola, the UK and Canada represents USD 681 million, USD 526 million and USD 456 million, respectively, of the total unrecognised deferred tax assets of USD 2,823 million. Similar amounts for 2024 were USD 650 million in Angola, USD 117 million in the UK and USD 401 million in Canada of a total of
USD 2,164 million. The remaining unrecognised deferred tax assets originate from several different tax jurisdictions.